BancAnalysts Association of Boston Conference Mark Chancy, Wholesale Banking Executive, SunTrust Banks, Inc. November 4, 2016

2 Important Cautionary Statement The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2015 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This presentation includes non-GAAP financial measures to describe SunTrust’s performance. We reconcile those measures to GAAP measures within the presentation or in the appendix. In this presentation, we present net interest income and net interest margin on a fully taxable-equivalent (“FTE”) basis, and ratios on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. We believe this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts. This presentation contains forward-looking statements. Statements regarding Pillar Financial’s future contribution to revenue, ROA, ROE, and the efficiency ratio are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “initiatives,” “opportunity,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could"; such statements are based upon the current beliefs and expectations of management and on information currently available to management. Such statements speak as of the date hereof, and we do not assume any obligation to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, Item 1A., “Risk Factors,” in our Annual Report on Form 10-K for the year ended December 31, 2015 and in other periodic reports that we file with the SEC. Those factors include: current and future legislation and regulation could require us to change our business practices, reduce revenue, impose additional costs, or otherwise adversely affect business operations or competitiveness; we are subject to increased capital adequacy and liquidity requirements and our failure to meet these would adversely affect our financial condition; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; our financial results have been, and may continue to be, materially affected by general economic conditions, and a deterioration of economic conditions or of the financial markets may materially adversely affect our lending and other businesses and our financial results and condition; changes in market interest rates or capital markets could adversely affect our revenue and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; our earnings may be affected by volatility in mortgage production and servicing revenues, and by changes in carrying values of our MSRs and mortgages held for sale due to changes in interest rates; disruptions in our ability to access global capital markets may adversely affect our capital resources and liquidity; we are subject to credit risk; we may have more credit risk and higher credit losses to the extent that our loans are concentrated by loan type, industry segment, borrower type, or location of the borrower or collateral; we rely on the mortgage secondary market and GSEs for some of our liquidity; loss of customer deposits could increase our funding costs; we are subject to litigation, and our expenses related to this litigation may adversely affect our results; we may incur fines, penalties and other negative consequences from regulatory violations, possibly even inadvertent or unintentional violations; we are subject to certain risks related to originating and selling mortgages, and may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, or borrower fraud, and this could harm our liquidity, results of operations, and financial condition; we face certain risks as a servicer of loans; we are subject to risks related to delays in the foreclosure process; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; consumers and small businesses may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; negative public opinion could damage our reputation and adversely impact business and revenues; we rely on other companies to provide key components of our business infrastructure; competition in the financial services industry is intense and we could lose business or suffer margin declines as a result; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; our ability to receive dividends from our subsidiaries or other investments could affect our liquidity and ability to pay dividends; any reduction in our credit rating could increase the cost of our funding from the capital markets; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel, and if these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategies; our framework for managing risks may not be effective in mitigating risk and loss to us; our controls and procedures may not prevent or detect all errors or acts of fraud; we are at risk of increased losses from fraud; a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors and other service providers, including as a result of cyber-attacks, could disrupt our businesses, result in the disclosure or misuse of confidential or proprietary information, damage our reputation, increase our costs and cause losses; the soundness of other financial institutions could adversely affect us; we depend on the accuracy and completeness of information about clients and counterparties; our accounting policies and processes are critical to how we report our financial condition and results of operation, and they require management to make estimates about matters that are uncertain; depressed market values for our stock and adverse economic conditions sustained over a period of time may require us to write down some portion of our goodwill; our financial instruments measured at fair value expose us to certain market risks; our stock price can be volatile; we might not pay dividends on our stock; and certain banking laws and certain provisions of our articles of incorporation may have an anti-takeover effect.

3 SunTrust Overview SunTrust is a leading financial institution focused on meeting clients’ needs and improving their financial well-being. Our Company is differentiated by: 1 Size Large enough to compete with the largest banks while still being nimble 2 Diverse Business Strong regional bank with key national businesses and full product capabilities 3 Attractive Footprint Leading market shares in high growth and densely populated markets in the Southeast & Mid-Atlantic 4 Culture A “Client First” culture and a “One Team” approach See Appendix slide 18 for footnotes Key Statistics (Rank)1,2 $22.5B Market Cap ~5.6MM Clients $205B (11th) Assets $158B (10th) Deposits $142B (9th) Loans Deposit Market Share in Respective Top 10 MSAs4 23,854 Teammates3 14% 6% SunTrust Peer Median #2 of 11

Section 1: Overview of Wholesale Banking

5 Corporate Banking 40% TMT 14% Healthcare 10% Core Commercial 40% Not-for-Profit & Government 30% Metro Business Banking 19% Wholesale Banking Line of Business Overview1 Corporate & Investment Banking (STRH) Commercial Real Estate (CRE) Commercial & Business Banking (CBB) $1.7B $261MM $1.2B $34B $12B2 $26B $19B $3B $33B 50% 36% 53% National IRE & REITS: National Regional: Southeast/Mid-Atlantic Primarily Southeast and Mid-Atlantic Revenue Mix3 LTM Revenue (FTE) Total Loans Total Deposits Tangible Efficiency Ratio (FTE) Geographic Presence Key Competitors Bulge Bracket Banks Middle-Market Boutiques Regional and National Banks Regional and National Banks See Appendix Slide 18 for footnotes Regional CRE 36% Institutional Real Estate (IRE) 22% REIT 22% Portfolio Mgmt./Resi 10% Affordable Housing 9% O ther 1% 4 5 Financial Services 7%

6 50.2% 50.3% 51.5% 52.5% 2014 LTM $2,863 $3,123 2014 LTM $44.0 $55.9 2014 3Q 16 $62.6 $71.6 2014 3Q 16 Wholesale Banking Financial Performance Loan Growth Deposit Growth (average balances, $ in billions) (average balances, $ in billions) Total Revenue (FTE) Efficiency Ratio & Tangible Efficiency Ratio (FTE)1 ($ in millions) 1.Please refer to page 26 of the earnings press release for a reconciliation of efficiency ratio to tangible efficiency ratio. The efficiency ratio and tangible efficiency ratio are reported on fully taxable- equivalent (“FTE”) basis. The FTE basis adjusts net interest income for the tax-favored status of income from certain loans and investments. Savings fund investments Efficiency Ratio Tangible Efficiency Ratio

7 0.67% 0.76% STI Peer Median Strong Risk Management Culture: Diverse, High Quality Loan Portfolio Real Estate 17% Diversified Financials & Insurance 12% O ther 1% Capital Goods 5% Consistently High Quality Past: C&I Net Charge-Offs (2007-2015)3 Present: Criticized Commercial Loans4 Future: DFAST 9-quarter C&I Loss Rates5 See Appendix Slide 18 for footnotes 3.5% 4.9% STI Peer Median 4.7% 5.7% STI Peer Median  $77 billion commercial loan portfolio1  Diversified across 20+ industry sectors & LOB’s □ Maximum exposure to any sector2: 6% of total loans #4 of 11 #2 of 11 #3 of 11

Section 2: Key Strategies

9 How We Differentiate Unique Operating Model Full Product Capabilities Industry Vertical Expertise Middle Market Focus One Team Approach Balance Sheet      SunTrust Wholesale Banking      Universal Banks      Regional Banks      Boutique Firms

10 Loan Syndications 29% Equity Related 19%Financial Risk Management 15% High Yield 8% M&A 8% 2013 3Q 16 $220 $263 $307 $311 $341 $356 $404 $461 $475 2008 2009 2010 2011 2012 2013 2014 2015 LTM STRH’s Demonstrated Results Investment Banking Income ($MM) Capital Markets-Related Income Mix1 Lead Relationship Growth Key Volatility Statistics <$5MM VaR On average in 2016 (YTD) CIB Trading Revenue is 2% of STI revenue2 Below Average IB income volatility relative to peers3 $620K Average fee for 2016 transactions4 8 Consecutive Years of Record Investment Banking Income Diverse Mix with a Growing M&A and Equity Platform Continued Success with Deepening Client Relationships Lower Volatility Business Model See Appendix Slide 18 for footnotes ~$650 million (IB income & CIB trading income)

Significant Progress Made…Significant Opportunity Remains

Revenue ($MM)

Debt Capital Markets[1]



$243
$291
7% CAGR
2013
LTM

Equity Capital Markets[2]



$72
$117
19% CAGR
2013
LTM

M&A



$31
$53
22% CAGR
2013
LTM

Key Drivers[3]

Debt Capital Markets

- Total # of transactions up ~30%
- ~80 new left lead relationships
  - ~15 new left leads from commercial banking
  - ~10 new left leads from corporate banking

Equity Capital Markets

- Total bookrun deals up ~200%
- Average fee per transaction up ~40%
- Significant hires made: FTEs up ~40%
- Growth in product offerings: added equity convert capabilities and expanded sales & trading capabilities

M&A

- Total # of transactions up ~60%
- Average fee per transaction up ~20%[4]
- Regional client networking events and commercial banking workshops generated 10 sell-side M&A assignments since the beginning of 2015

Significant Opportunity Remains

- STRH averages ~2.5% market share[5] across all products within the middle-market and mid-corporate space
- Focus remains on deepening and expanding client relationships through:
  - → Continued growth of core investment banking business
  - → Partnership with Commercial Banking, Commercial Real Estate, and Private Wealth Management
  - → National corporate banking expansion
  - → Investments in additional product capabilities

See Appendix Slide 18 for footnotes

11

CBB & CRE: Focused on Meeting the Capital Markets Needs of All Clients

Broad Industry Expertise Across Wholesale



Restaurant & Retail
Food & Agriculture
Institutional Real Estate
Consumer & Retail
Ports & Logistics
Residential Real Estate
Financial Services
Industrials
Auto Dealers
CRE
STRH
CBB
Associations & Labor Unions
SunTrust Community Capital
Energy & Power
Healthcare
Educational Institutions
REITs
Tech & Services
Not-for-profit Healthcare
Comm. Internet & Media
Aging Services
Government Contractors
Represents partnership to deliver the bank where industry synergies exist

Combined with the OneTeam Approach



Client
Relationship Manager
Corporate Finance Specialists
Industry Specialists (CIB/CBB/CRE)
Product Specialists

Delivers Strong Results

Capital Markets Revenue from Non-CIB Clients[1] ($MM)



Initiated strategy in 2014
$39
$57
$55
$63
$86
$105
2011
2012
2013
2014
2015
LTM

1. Non-CIB clients consist of Commercial and Business Banking (CBB), Commercial Real Estate (CRE), and Private Wealth Management (PWM)

SunTrust 12

Recent Transaction Highlights

Sale of Royal Oak to Mariposa Capital	Sale of American Global Logistics to Nexphase Capital	Sovran Self Storage Acquires LifeStorage, LP
Exclusive Private Wealth Advisor *Buy-Side Advisor* *Left Lead Arranger on Revolving Credit Facility and Term Loan*	*Buy-Side Advisor* *Sole Lead Arranger on Revolving Credit Facility and Term Loan* *Interest Rate Swap Provider*	*Sell-Side Advisor* *Left Lead Arranger on Bridge Loan* *Joint Bookrunner on Follow-On Offering*

Sale of Royal Oak to Mariposa Capital — Deal Team

- Private Wealth Management
- Commercial Banking
- Consumer & Retail Investment Banking
- Mergers & Acquisitions
- Syndicated & Leveraged Finance
- Loan Sales & Trading
- Acquisition Finance, Execution & Structuring
- Ratings Advisory
- Foreign Exchange
- Treasury & Payment Solutions

Sale of American Global Logistics to Nexphase Capital — Deal Team

- Commercial Banking Industry Specialty Group (Ports & Logistics)
- Corporate Finance Specialty Group
- Financial Sponsors Investment Banking
- Mergers & Acquisitions
- Syndicated & Leveraged Finance
- Loan Sales & Trading
- Acquisition Finance, Execution & Structuring
- Financial Risk Management
- Treasury & Payment Solutions

Sovran Self Storage Acquires LifeStorage, LP — Deal Team

- Commercial Real Estate
- Real Estate Investment Banking
- Mergers & Acquisitions
- Equity Capital Markets
- Investment Grade Debt Capital Markets
- Syndicated & Leveraged Finance
- Loan Sales & Trading
- Acquisition Finance, Execution & Structuring

SunTrust 13

Overview of Pillar Financial Acquisition

Pillar

Overview

- **Pillar Financial, LLC** is a multi-family agency lending and servicing company
  - 1 out of 19 lenders nationwide that hold all 3 agency licenses: Fannie Mae, Freddie Mac and FHA
  - Also a HUD MAP-approved FHA lender, and is an approved Ginnie Mae multi-family issuer

- **Cohen Financial Services, LLC** is a wholly owned subsidiary of Pillar Financial with two main areas of focus:
  - **Servicing Platform:** commercial real estate loan servicing portfolio of ~$28 billion
  - **Mortgage Banking:** third party debt placement and CMBS services

Strategic Rationale

1. **Enhances Capabilities:** agency licenses allow CRE to more effectively meet our clients' needs
2. **Complementary:** minimal overlap in capabilities allows for SunTrust & Pillar clients to benefit from partnership
3. **Opportunity for Scale:** servicing operations are scalable and are more sustainable through real-estate cycles
4. **Financially Attractive:** strong fee income generator and accretive to ROA/ROE

Financial Impact

Total Revenue
~$90MM

Efficiency Ratio
~80-85%

ROA
~3%

SunTrust 14

15 Continuously Investing In Growth Initiatives STRH CRE Across Wholesale Technology  Continued investments in an integrated ecosystem centered around Salesforce.com → Agile platform with 8 complementary applications (nCino, salesPRISM, & others) → Enhances salesforce productivity → Provides industry leading data analytics Treasury & Payments  Continued investments in a more efficient, user-friendly platform and overall product offerings → Fast, simple onboarding → Single sign-on capabilities → Integrated client portal  Acquire and develop top talent to execute strategy and drive better coordination among teammates Momentum onUp  SunTrust provides a simple, turnkey set of tools and resources to help companies ignite, sustain and track financial wellness at work → Offered to Wholesale clients at cost (no profit to SunTrust)  Currently in pilot phase → Consistent with SunTrust’s commitment to helping Americans achieve financial confidence  Continued expansion of sub-industry verticals  Further growth of advisory businesses (M&A / equity)  Expanded product capabilities  Continued growth and maturation of national corporate banking CBB  Further build-out of industry specialty verticals and sub-verticals  Acquire and develop top talent in order to move up market → Relationship managers → Corporate finance specialists → Industry specialists  Integration of Pillar Financial → Broader product offering for our clients  Continued investments in higher return businesses (SunTrust Community Capital, Regional CRE, and Residential)  Acquire and develop talent → Product expertise

16 Strong & Diverse Franchise 1 Improving Returns & Efficiency 2 Investing in Growth Opportunities 3 Strong Capital Position 4 SunTrust Investment Thesis Wholesale Banking Role  STRH: Leading middle-market investment bank CBB & CRE: Significant growth opportunities; leveraging STRH’s expertise  ROA and Efficiency Ratio are accretive to SunTrust  Differentiated platform has created (and will create) disproportionate growth opportunities  Strong through-the-cycle credit performance, portfolio diversity, and sound underwriting standards support company-wide stress testing results Conclusion

Appendix

18 Footnotes Slide #3: 1. Assets, loans, deposits, client, and teammate data as of September 30, 2016; market capitalization as of November 1, 2016 2. Rank is amongst U.S. bank holding companies and excludes non-traditional banks. Asset and loan rankings are sourced via bank holding company regulatory filings (Y-9C) and are as of June 30, 2016. Deposit rankings are sourced via FDIC deposit market share data, and are as of June 30, 2016, pro-forma for completed and pending mergers and acquisitions 3. Represents full-time equivalent employees 4. Source: SNL Financial, as of June 30, 2016, based on top 10 MSAs (by deposits) for each institution, pro-forma for completed and pending mergers and acquisitions. Numerator is company’s total deposits in its top 10 MSAs and denominator is total deposits in those 10 MSAs Note: Peer group includes BBT, CMA, COF, FITB, KEY, MTB, PNC, RF, USB, WFC Slide #7: 1. Data as of September 30, 2016 2. Not including real estate loans which are classified as C&I 3. Source: SNL Financial 4. Data as of the most recently available regulatory filing. Source: SNL Financial. Peer group includes BBT, CMA, COF, FITB, KEY, MTB, PNC, RF, USB, and WFC 5. Source: Federal Reserve (http://www.federalreserve.gov/bankinforeg/dfa-stress-tests.htm). Represents Federal Reserve’s estimate of commercial and industrial loan losses over 9 quarters (as a % of average commercial and industrial loans) in a severely adverse economic scenario. Peer group includes BBT, CMA, COF, FITB, KEY, MTB, PNC, RF, USB, and WFC Slide #10: 1. Represents revenue as a % of investment banking and CIB trading income for the 12 months ended September 30, 2016. Equity-related includes equity originations, equity sales & trading, and equity derivatives. CIB trading income is 83% of consolidated trading income over the last 12 months ended September 30, 2016 2. Reflects the 12 months ended September 30, 2016 3. Peers include BAC, JPM, WFC, GS, MS, RF, KEY; based on standard deviation of investment banking income growth rates from 2009-2015 4. Excludes fees earned in Tax-Exempt and Financial Risk Management Slide #5: 1. Balance sheet metrics as of September 30, 2016. Income statement metrics reflect the 12 months ended September 30, 2016 2. Represents all loans within the Commercial Real Estate line of business, which includes investor-owned commercial real estate loans, commercial construction loans, and certain C&I loans (e.g. loans to real estate investment trusts) 3. Totals may not foot due to rounding 4. Businesses with ~<$3MM in sales in Metro Markets, offering Cash Flow Management and basic lending solutions 5. Businesses with revenue size of $1MM-$150MM in Regional Markets and $3MM-$150MM in Metro Markets that value advisory solutions, high quality service and a long-term financial partner Slide #11: 1. Debt capital markets represents loan syndications, high yield, and investment grade 2. Equity capital markets represents equity originations and equity sales & trading. Does not include equity derivatives 3. Represents growth from 2014 vs LTM (12 months ended September 30, 2016) 4. Excludes retainer fees 5. Leverages data from Dealogic. Combination of a client population of current and historical STRH clients as well as any completed transactions where Dealogic has deemed STRH has had a role Note: SunTrust Robinson Humphrey (STRH) is the trade name for the Corporate and Investment Banking services of SunTrust Banks, Inc. and its subsidiaries Note: LTM reflects the 12 months ended September 30, 2016